Pro Forma Condensed Combined Statement of Income (Unaudited) (USD $)	12 Months Ended
	Aug. 31, 2011 Target	Jun. 30, 2011 CBLY	Aug. 31, 2011 Total	Aug. 31, 2011 Pro forma adjustments	Aug. 31, 2011 Pro forma
REVENUES	$ 7,810,000	$ 24,815,000	$ 32,625,000		$ 32,625,000
Cost of Revenues	(6,398,000)	(11,773,000)	(18,171,000)		(18,171,000)
GROSS PROFIT	1,412,000	13,042,000	14,454,000		14,454,000
OPERATING EXPENSES:
General and administrative	(803,000)	(1,009,000)	(1,812,000)		(1,812,000)
TOTAL OPERATING EXPENSES	(803,000)	(1,009,000)	(1,812,000)		(1,812,000)
INCOME FROM OPERATIONS	609,000	12,033,000	12,642,000		12,642,000
Other Income (Expense)	2,000	37,000	39,000		39,000
NET INCOME BEFORE INCOME TAXES	611,000	12,070,000	12,681,000		12,681,000
Income Taxes
NET INCOME	$ 611,000	$ 12,070,000	$ 12,681,000		$ 12,681,000
Earnings per Share:
Basic and diluted earnings (loss) per share		$ 0.40	$ 0.42		$ 0.42
Basic and diluted weighted average shares outstanding		30,006,000	30,006,000		30,006,000